Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Third Quarter 2013

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Table of Contents

Page

Consolidated Balance Sheets	1

Consolidated Statements of Income	2

Selected Ratios and Other Information	3

Consolidated Average Daily Balances and Yield / Rate Analysis from Continuing Operations	4

Loans	6

Deposits	7

Pre-Tax Pre-Provision Income (“PPI”) and Adjusted PPI	8

Non-Interest Income, Mortgage Income and Wealth Management Income	9

Non-Interest Expense	10

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	11
NPL, Foreclosed Property and Held for Sale Migration	12
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Commercial and Investor Real Estate, and Residential Lending Net Charge-Off Analysis	13
Early and Late Stage Delinquencies	14
Troubled Debt Restructurings	15

Reconciliation to GAAP Financial Measures
Efficiency Ratios, Fee Income Ratios, and Adjusted Non-Interest Income / Expense	16
Return Ratios, Tangible Common Ratios and Capital	17

Statements of Discontinued Operations	19

Forward-Looking Statements	20

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Assets:
Cash and due from banks	$2,032	$2,112	$1,796	$1,979	$1,738
Interest-bearing deposits in other banks	1,827	2,168	3,137	3,510	2,192
Trading account assets	119	102	121	116	114
Securities held to maturity	2,388	2,425	8	10	12
Securities available for sale	21,630	22,001	27,089	27,244	27,603
Loans held for sale	673	839	1,082	1,383	1,265
Loans, net of unearned income	75,892	74,990	73,936	73,995	75,259
Allowance for loan losses	(1,540)	(1,636)	(1,749)	(1,919)	(2,062)
Net loans	74,352	73,354	72,187	72,076	73,197
Other interest-earning assets	105	135	102	900	881
Premises and equipment, net	2,218	2,228	2,252	2,279	2,274
Interest receivable	331	326	366	344	362
Goodwill	4,816	4,816	4,816	4,816	4,816
Mortgage servicing rights at fair value (MSRs)	281	276	236	191	176
Other identifiable intangible assets	307	318	331	345	365
Other assets	5,785	7,607	6,195	6,154	6,803
Total assets	$116,864	$118,707	$119,718	$121,347	$121,798
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$30,308	$29,464	$29,971	$29,963	$30,345
Interest-bearing	62,013	62,990	64,162	65,511	64,536
Total deposits	92,321	92,454	94,133	95,474	94,881
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,773	2,877	1,829	1,449	1,866
Other short-term borrowings	—	1,000	1	125	70
Total short-term borrowings	1,773	3,877	1,830	1,574	1,936
Long-term borrowings	4,838	4,856	5,847	5,861	6,224
Total borrowed funds	6,611	8,733	7,677	7,435	8,160
Other liabilities	2,443	2,191	2,168	2,939	3,856
Total liabilities	101,375	103,378	103,978	105,848	106,897
Stockholders’ equity:
Preferred stock, Series A non-cumulative perpetual	458	466	474	482	—
Common stock	14	14	15	15	15
Additional paid-in capital	19,248	19,440	19,643	19,652	19,664
Retained earnings (deficit)	(2,443)	(2,736)	(3,003)	(3,338)	(3,603)
Treasury stock, at cost	(1,377)	(1,377)	(1,377)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(411)	(478)	(12)	65	202
Total stockholders’ equity	15,489	15,329	15,740	15,499	14,901
Total liabilities and stockholders’ equity	$116,864	$118,707	$119,718	$121,347	$121,798

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Interest income on:
Loans, including fees	$758	$746	$743	$777	$783
Securities—taxable	144	152	156	158	170
Loans held for sale	6	8	9	10	9
Trading account assets	1	—	1	1	—
Other interest-earning assets	2	1	2	2	2
Total interest income	911	907	911	948	964
Interest expense on:
Deposits	31	33	42	53	67
Short-term borrowings	1	1	—	1	1
Long-term borrowings	55	65	71	76	79
Total interest expense	87	99	113	130	147
Net interest income	824	808	798	818	817
Provision for loan losses	18	31	10	37	33
Net interest income after provision for loan losses	806	777	788	781	784
Non-interest income:
Service charges on deposit accounts	251	237	242	254	244
Mortgage income	52	69	72	90	106
Investment management and trust fee income	50	49	49	48	48
Securities gains, net	3	8	15	12	12
Other	139	134	123	132	123
Total non-interest income	495	497	501	536	533
Non-interest expense:
Salaries and employee benefits	455	452	447	438	449
Net occupancy expense	92	92	90	97	99
Furniture and equipment expense	71	69	69	65	65
Other	266	271	236	302	256
Total non-interest expense	884	884	842	902	869
Income before income taxes from continuing operations	417	390	447	415	448
Income tax expense	124	122	114	138	136
Income from continuing operations	293	268	333	277	312
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(1)	(2)	4	(19)	(19)
Income tax expense (benefit)	(1)	(1)	2	(7)	(8)
Income (loss) from discontinued operations, net of tax	—	(1)	2	(12)	(11)
Net income	$293	$267	$335	$265	$301
Income from continuing operations available to common shareholders	$285	$260	$325	$273	$312
Net income available to common shareholders	$285	$259	$327	$261	$301
Weighted-average shares outstanding—during quarter:
Basic	1,388	1,401	1,413	1,413	1,414
Diluted	1,405	1,418	1,423	1,423	1,423
Actual shares outstanding—end of quarter	1,378	1,395	1,413	1,413	1,413
Earnings per common share from continuing operations:
Basic	$0.21	$0.19	$0.23	$0.19	$0.22
Diluted	$0.20	$0.18	$0.23	$0.19	$0.22
Earnings per common share:
Basic	$0.21	$0.18	$0.23	$0.18	$0.21
Diluted	$0.20	$0.18	$0.23	$0.18	$0.21
Cash dividends declared per common share	$0.03	$0.03	$0.01	$0.01	$0.01
Taxable-equivalent net interest income from continuing operations	$838	$821	$811	$831	$830

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Return on average assets from continuing operations*	0.97%	0.88%	1.11%	0.90%	1.02%
Adjusted return on average assets from continuing operations (non-GAAP)* (1)	0.97%	0.88%	1.11%	1.02%	1.02%
Return on average tangible common stockholders’ equity (non-GAAP)* (1)	11.41%	10.15%	13.12%	10.42%	12.39%
Adjusted return on average tangible common stockholders’ equity (non-GAAP)* (1)	11.41%	10.15%	13.12%	11.93%	12.39%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	67.3%	63.1%	64.9%	62.7%	64.3%
Common book value per share	$10.90	$10.65	$10.80	$10.63	$10.55
Tangible common book value per share (non-GAAP) (1)	$7.32	$7.11	$7.29	$7.11	$7.02
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	9.02%	8.72%	8.98%	8.63%	8.49%
Tier 1 Common risk-based ratio (non-GAAP) (1)(2)	11.1%	11.1%	11.2%	10.8%	10.5%
Tier 1 Capital (2)	11.6%	11.6%	12.4%	12.0%	11.5%
Total Risk-Based Capital (2)	14.6%	14.7%	15.8%	15.4%	15.0%
Leverage (2)	9.9%	9.7%	10.1%	9.6%	9.1%
Allowance for loan losses as a percentage of loans, net of unearned income	2.03%	2.18%	2.37%	2.59%	2.74%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.14x	1.09x	1.10x	1.14x	1.09x
Net interest margin (FTE) from continuing operations*	3.24%	3.16%	3.13%	3.10%	3.08%
Loans, net of unearned income, to total deposits	82.2%	81.1%	78.5%	77.5%	79.3%
Net charge-offs as a percentage of average loans*	0.60%	0.77%	0.99%	0.96%	1.38%
Non-accrual loans, excluding loans held for sale as a percentage of loans	1.78%	2.01%	2.15%	2.27%	2.50%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	2.03%	2.25%	2.41%	2.59%	2.93%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale (3)	2.38%	2.68%	2.88%	3.07%	3.37%
Associate headcount	24,068	23,692	23,466	23,427	23,361
Total branch outlets	1,706	1,709	1,709	1,711	1,716
ATMs	2,030	2,038	2,048	2,054	2,061

*Annualized

(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 16-18.

(2)	Current quarter Tier 1 Common, Tier 1, Total Risk-Based Capital and Leverage ratios are estimated.

(3)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 14 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	9/30/2013			6/30/2013
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Trading account assets	$107	$1	1.52%	$122	$—	0.48%
Securities:
Taxable	24,074	144	2.38	26,706	152	2.29
Tax-exempt	5	—	—	6	—	—
Loans held for sale	751	6	3.34	880	8	3.42
Loans, net of unearned income:
Commercial and industrial	29,319	284	3.84	28,301	272	3.85
Commercial real estate mortgage—owner-occupied	9,678	116	4.77	9,808	114	4.66
Commercial real estate construction—owner-occupied	368	4	4.22	339	5	5.27
Commercial investor real estate mortgage	5,712	51	3.53	6,124	54	3.58
Commercial investor real estate construction	1,251	10	3.48	1,085	10	3.57
Residential first mortgage	12,835	128	3.95	12,823	128	4.00
Home equity	11,351	103	3.58	11,475	103	3.62
Indirect	2,810	28	3.88	2,606	26	4.08
Consumer credit card	878	26	12.16	851	27	12.33
Other consumer	1,157	22	7.52	1,137	20	7.25
Total loans, net of unearned income	75,359	772	4.07	74,549	759	4.09
Other interest-earning assets	2,447	2	0.25	1,869	1	0.24
Total interest-earning assets	102,743	925	3.57	104,132	920	3.55
Allowance for loan losses	(1,613)			(1,706)
Cash and due from banks	1,781			1,745
Other non-earning assets	14,006			14,077
	$116,917			$118,248
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$6,076	1	0.10	$6,148	2	0.09
Interest-bearing transaction accounts	19,613	5	0.09	19,636	4	0.10
Money market accounts	26,250	9	0.13	25,952	9	0.14
Time deposits	10,417	16	0.60	11,423	18	0.66
Total interest-bearing deposits (1)	62,356	31	0.19	63,159	33	0.21
Federal funds purchased and securities sold under agreements to repurchase	1,982	—	0.07	2,287	—	0.09
Other short-term borrowings	381	1	0.20	310	1	0.19
Long-term borrowings	4,845	55	4.57	5,298	65	4.93
Total interest-bearing liabilities	69,564	87	0.49	71,054	99	0.56
Non-interest-bearing deposits (1)	29,724	—	—	29,454	—	—
Total funding sources	99,288	87	0.35	100,508	99	0.40
Net interest spread			3.08			2.99
Other liabilities	2,312			2,097
Stockholders’ equity	15,317			15,643
	$116,917			$118,248
Net interest income/margin FTE basis		$838	3.24%		$821	3.16%
________

(1)
Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.13% and 0.15% for the quarters ended September 30, 2013 and June 30, 2013, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	3/31/2013			12/31/2012			9/30/2012
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Trading account assets	$117	$1	3.20%	$126	$1	3.16%	$112	$—	—%
Securities:
Taxable	26,893	156	2.35	27,128	159	2.33	27,028	170	2.50
Tax-exempt	7	—	—	9	—	—	10	—	—
Loans held for sale	1,206	9	3.17	1,232	9	2.91	1,213	9	2.95
Loans, net of unearned income:
Commercial and industrial	27,058	260	3.90	26,414	266	4.01	26,024	262	4.01
Commercial real estate mortgage—owner-occupied	9,974	116	4.70	10,237	123	4.78	10,464	122	4.64
Commercial real estate construction—owner-occupied	303	3	4.41	298	3	4.00	274	3	4.36
Commercial investor real estate mortgage	6,613	59	3.59	7,404	66	3.55	8,374	74	3.52
Commercial investor real estate construction	951	9	3.77	901	12	5.30	851	8	3.74
Residential first mortgage	12,900	131	4.12	13,072	136	4.14	13,300	141	4.22
Home equity	11,670	105	3.64	11,912	108	3.61	12,157	109	3.57
Indirect	2,423	26	4.35	2,295	26	4.51	2,150	26	4.81
Consumer credit card	871	26	12.28	886	28	12.57	908	29	12.71
Other consumer	1,156	21	7.28	1,203	22	7.28	1,195	22	7.32
Total loans, net of unearned income	73,919	756	4.14	74,622	790	4.21	75,697	796	4.18
Other interest-earning assets	2,821	2	0.26	3,540	2	0.22	3,187	2	0.25
Total interest-earning assets	104,963	924	3.57	106,657	961	3.58	107,247	977	3.62
Allowance for loan losses	(1,894)			(2,027)			(2,232)
Cash and due from banks	1,766			1,812			1,732
Other non-earning assets	14,288			14,594			14,784
	$119,123			$121,036			$121,531
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,929	1	0.10	$5,689	1	0.07	$5,650	1	0.07
Interest-bearing transaction accounts	20,440	6	0.11	19,694	6	0.12	18,880	5	0.11
Money market accounts	25,477	9	0.14	24,912	9	0.14	24,891	11	0.18
Time deposits	12,904	26	0.81	14,220	37	1.04	15,536	50	1.28
Total interest-bearing deposits (1)	64,750	42	0.26	64,515	53	0.33	64,957	67	0.41
Federal funds purchased and securities sold under agreements to repurchase	1,786	—	0.10	1,601	1	0.25	2,375	1	0.17
Other short-term borrowings	25	—	0.01	109	—	—	363	—	—
Long-term borrowings	5,857	71	4.89	6,109	76	4.95	6,230	79	5.04
Total interest-bearing liabilities	72,418	113	0.63	72,334	130	0.71	73,925	147	0.79
Non-interest-bearing deposits (1)	29,114	—	—	30,290	—	—	29,652	—	—
Total funding sources	101,532	113	0.45	102,624	130	0.50	103,577	147	0.56
Net interest spread			2.94			2.87			2.83
Other liabilities	2,047			3,094			3,243
Stockholders’ equity	15,544			15,318			14,711
	$119,123			$121,036			$121,531
Net interest income/margin FTE basis		$811	3.13%		$831	3.10%		$830	3.08%
________
(1) Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.18%, 0.22%, and 0.28% for the quarters ended March 31, 2013, December 31, 2012, and September 30, 2012, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Loans

	Quarter Ended
						9/30/2013		9/30/2013
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	vs. 6/30/2013		vs. 9/30/2012
Commercial and industrial	$29,863	$28,954	$27,602	$26,674	$26,375	$909	3.1%	$3,488	13.2%
Commercial real estate mortgage—owner-occupied	9,566	9,731	9,812	10,095	10,325	(165)	(1.7)%	(759)	(7.4)%
Commercial real estate construction—owner-occupied	377	345	325	302	292	32	9.3%	85	29.1%
Total commercial	39,806	39,030	37,739	37,071	36,992	776	2.0%	2,814	7.6%
Commercial investor real estate mortgage	5,613	5,806	6,338	6,808	7,866	(193)	(3.3)%	(2,253)	(28.6)%
Commercial investor real estate construction	1,317	1,208	984	914	847	109	9.0%	470	55.5%
Total investor real estate	6,930	7,014	7,322	7,722	8,713	(84)	(1.2)%	(1,783)	(20.5)%
Residential first mortgage	12,856	12,839	12,875	12,963	13,225	17	0.1%	(369)	(2.8)%
Home equity—first lien	5,894	5,726	5,625	5,622	5,605	168	2.9%	289	5.2%
Home equity—second lien	5,455	5,684	5,921	6,178	6,420	(229)	(4.0)%	(965)	(15.0)%
Indirect	2,889	2,693	2,483	2,336	2,220	196	7.3%	669	30.1%
Consumer credit card	896	866	851	906	901	30	3.5%	(5)	(0.6)%
Other consumer	1,166	1,138	1,120	1,197	1,183	28	2.5%	(17)	(1.4)%
Total consumer	29,156	28,946	28,875	29,202	29,554	210	0.7%	(398)	(1.3)%
Total Loans	$75,892	$74,990	$73,936	$73,995	$75,259	$902	1.2%	$633	0.8%
	Average Balances
($ amounts in millions)	3Q13	2Q13	1Q13	4Q12	3Q12	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Commercial and industrial	$29,319	$28,301	$27,058	$26,414	$26,024	$1,018	3.6%	$3,295	12.7%
Commercial real estate mortgage—owner-occupied	9,678	9,808	9,974	10,237	10,464	(130)	(1.3)%	(786)	(7.5)%
Commercial real estate construction—owner-occupied	368	339	303	298	274	29	8.6%	94	34.3%
Total commercial	39,365	38,448	37,335	36,949	36,762	917	2.4%	2,603	7.1%
Commercial investor real estate mortgage	5,712	6,124	6,613	7,404	8,374	(412)	(6.7)%	(2,662)	(31.8)%
Commercial investor real estate construction	1,251	1,085	951	901	851	166	15.3%	400	47.0%
Total investor real estate	6,963	7,209	7,564	8,305	9,225	(246)	(3.4)%	(2,262)	(24.5)%
Residential first mortgage	12,835	12,823	12,900	13,072	13,300	12	0.1%	(465)	(3.5)%
Home equity—first lien	5,825	5,697	5,642	5,632	5,636	128	2.2%	189	3.4%
Home equity—second lien	5,526	5,778	6,028	6,280	6,521	(252)	(4.4)%	(995)	(15.3)%
Indirect	2,810	2,606	2,423	2,295	2,150	204	7.8%	660	30.7%
Consumer credit card	878	851	871	886	908	27	3.2%	(30)	(3.3)%
Other consumer	1,157	1,137	1,156	1,203	1,195	20	1.8%	(38)	(3.2)%
Total consumer	29,031	28,892	29,020	29,368	29,710	139	0.5%	(679)	(2.3)%
Total Loans	$75,359	$74,549	$73,919	$74,622	$75,697	$810	1.1%	$(338)	(0.4)%

End of Period Loan Portfolio Balances by Percentage					Quarter Ended
					9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Commercial and industrial					39.4%	38.6%	37.3%	36.1%	35.0%
Commercial real estate mortgage—owner-occupied					12.6%	13.0%	13.3%	13.6%	13.7%
Commercial real estate construction—owner-occupied					0.5%	0.5%	0.4%	0.4%	0.5%
Total commercial					52.5%	52.1%	51.0%	50.1%	49.2%
Commercial investor real estate mortgage					7.4%	7.7%	8.6%	9.2%	10.5%
Commercial investor real estate construction					1.7%	1.6%	1.3%	1.2%	1.1%
Total investor real estate					9.1%	9.3%	9.9%	10.4%	11.6%
Residential first mortgage					16.9%	17.1%	17.4%	17.5%	17.6%
Home equity—first lien					7.8%	7.6%	7.6%	7.6%	7.4%
Home equity—second lien					7.2%	7.6%	8.0%	8.4%	8.5%
Indirect					3.8%	3.6%	3.4%	3.2%	2.9%
Consumer credit card					1.2%	1.2%	1.2%	1.2%	1.2%
Other consumer					1.5%	1.5%	1.5%	1.6%	1.6%
Total consumer					38.4%	38.6%	39.1%	39.5%	39.2%
Total Loans					100.0%	100.0%	100.0%	100.0%	100.0%
________
NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Deposits

	Quarter Ended
						9/30/2013		9/30/2013
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	vs 6/30/2013		vs. 9/30/2012
Customer Deposits
Interest-free deposits	$30,308	$29,464	$29,971	$29,963	$30,345	$844	2.9%	$(37)	(0.1)%
Interest-bearing checking	19,583	19,937	20,004	21,096	19,240	(354)	(1.8)%	343	1.8%
Savings	6,038	6,117	6,159	5,760	5,652	(79)	(1.3)%	386	6.8%
Money market—domestic	26,085	25,946	25,411	24,901	24,404	139	0.5%	1,681	6.9%
Money market—foreign	241	193	332	311	327	48	24.9%	(86)	(26.3)%
Low-cost deposits	82,255	81,657	81,877	82,031	79,968	598	0.7%	2,287	2.9%
Time deposits	10,066	10,797	12,256	13,443	14,911	(731)	(6.8)%	(4,845)	(32.5)%
Total customer deposits	92,321	92,454	94,133	95,474	94,879	(133)	(0.1)%	(2,558)	(2.7)%
Corporate Treasury Deposits
Time deposits	—	—	—	—	2	—	NM	(2)	(100.0)%
Total Deposits	$92,321	$92,454	$94,133	$95,474	$94,881	$(133)	(0.1)%	$(2,560)	(2.7)%
	Average Balances
($ amounts in millions)	3Q13	2Q13	1Q13	4Q12	3Q12	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Customer Deposits
Interest-free deposits	$29,724	$29,454	$29,114	$30,290	$29,652	$270	0.9%	$72	0.2%
Interest-bearing checking	19,613	19,636	20,440	19,694	18,880	(23)	(0.1)%	733	3.9%
Savings	6,076	6,148	5,929	5,689	5,650	(72)	(1.2)%	426	7.5%
Money market—domestic	26,026	25,722	25,161	24,577	24,563	304	1.2%	1,463	6.0%
Money market—foreign	224	230	316	335	328	(6)	(2.6)%	(104)	(31.7)%
Low-cost deposits	81,663	81,190	80,960	80,585	79,073	473	0.6%	2,590	3.3%
Time deposits	10,417	11,423	12,904	14,218	15,533	(1,006)	(8.8)%	(5,116)	(32.9)%
Total customer deposits	92,080	92,613	93,864	94,803	94,606	(533)	(0.6)%	(2,526)	(2.7)%
Corporate Treasury Deposits
Time deposits	—	—	—	2	3	—	NM	(3)	(100.0)%
Total Deposits	$92,080	$92,613	$93,864	$94,805	$94,609	$(533)	(0.6)%	$(2,529)	(2.7)%

					Quarter Ended
End of Period Deposits by Percentage					9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Customer Deposits
Interest-free deposits					32.8%	31.9%	31.8%	31.4%	32.0%
Interest-bearing checking					21.2%	21.6%	21.3%	22.1%	20.3%
Savings					6.5%	6.6%	6.5%	6.0%	6.0%
Money market—domestic					28.3%	28.1%	27.0%	26.1%	25.7%
Money market—foreign					0.3%	0.2%	0.4%	0.3%	0.3%
Low-cost deposits					89.1%	88.4%	87.0%	85.9%	84.3%
Time deposits					10.9%	11.6%	13.0%	14.1%	15.7%
Total customer deposits					100.0%	100.0%	100.0%	100.0%	100.0%
Corporate Treasury Deposits
Time deposits					—%	—%	—%	—%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%
________
NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items to PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Income from continuing operations available to common shareholders (GAAP)	$285	$260	$325	$273	$312	$25	9.6%	$(27)	(8.7)%
Preferred dividends (GAAP)	8	8	8	4	—	—	NM	(8)	NM
Income tax expense (GAAP)	124	122	114	138	136	2	1.6%	(12)	(8.8)%
Income from continuing operations before income taxes (GAAP)	417	390	447	415	448	27	6.9%	(31)	(6.9)%
Provision for loan losses (GAAP)	18	31	10	37	33	(13)	(41.9)%	(15)	(45.5)%
Pre-tax pre-provision income from continuing operations (non-GAAP)	435	421	457	452	481	14	3.3%	(46)	(9.6)%
Other adjustments:
Securities gains, net	(3)	(8)	(15)	(12)	(12)	5	(62.5)%	9	(75.0)%
Gain on sale of other assets(1)	(24)	—	—	—	—	(24)	NM	(24)	NM
Loss on early extinguishment of debt	5	56	—	11	—	(51)	(91.1)%	5	NM
REIT investment early termination costs	—	—	—	42	—	—	NM	—	NM
Total other adjustments	(22)	48	(15)	41	(12)	(70)	(145.8)%	(10)	83.3%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$413	$469	$442	$493	$469	$(56)	(11.9)%	$(56)	(11.9)%

NM - Not Meaningful
(1) Gain on sale of a non-core portion of a Wealth Management business.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Non-Interest Income

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Service charges on deposit accounts	$251	$237	$242	$254	$244	$14	5.9%	$7	2.9%
Mortgage income	52	69	72	90	106	(17)	(24.6)%	(54)	(50.9)%
Capital markets fee income and other	18	20	20	24	28	(2)	(10.0)%	(10)	(35.7)%
Investment services fee income	10	9	7	7	6	1	11.1%	4	66.7%
Investment management and trust fee income	50	49	49	48	48	1	2.0%	2	4.2%
Insurance commissions and fees	27	29	30	27	28	(2)	(6.9)%	(1)	(3.6)%
Credit card/bank card income	21	19	18	21	18	2	10.5%	3	16.7%
Commercial credit fee income	16	17	16	16	17	(1)	(5.9)%	(1)	(5.9)%
Securities gains, net	3	8	15	12	12	(5)	(62.5)%	(9)	(75.0)%
Gain on sale of other assets(1)	24	—	—	—	—	24	NM	24	NM
Bank-owned life insurance	18	22	22	20	19	(4)	(18.2)%	(1)	(5.3)%
Net revenue (loss) from affordable housing	(18)	(15)	(17)	(5)	(17)	(3)	20.0%	(1)	5.9%
Other	23	33	27	22	24	(10)	(30.3)%	(1)	(4.2)%
Total non-interest income from continuing operations	$495	$497	$501	$536	$533	$(2)	(0.4)%	$(38)	(7.1)%
Mortgage Income

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Production and sales	$37	$54	$59	$72	$85	$(17)	(31.5)%	$(48)	(56.5)%
Loan servicing	22	23	19	20	21	(1)	(4.3)%	1	4.8%
MSR hedge ineffectiveness:
MSRs fair value increase (decrease) (2)	(8)	24	1	(1)	(19)	(32)	(133.3)%	11	(57.9)%
MSRs hedge gain (loss)	1	(32)	(7)	(1)	19	33	(103.1)%	(18)	(94.7)%
MSR hedge ineffectiveness	(7)	(8)	(6)	(2)	—	1	(12.5)%	(7)	NM
Total mortgage income	$52	$69	$72	$90	$106	$(17)	(24.6)%	$(54)	(50.9)%
Mortgage production	$1,606	$1,921	$1,819	$2,124	$2,226	$(315)	(16.4)%	$(620)	(27.9)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Investment services fee income	$10	$9	$7	$7	$6	$1	11.1%	$4	66.7%
Investment management and trust fee income	50	49	49	48	48	1	2.0%	2	4.2%
Insurance commissions and fees	27	29	30	27	28	(2)	(6.9)%	(1)	(3.6)%
Gain on sale of other assets(1)	24	—	—	—	—	24	NM	24	NM
Total wealth management income (3)	$111	$87	$86	$82	$82	$24	27.6%	$29	35.4%
 _________
NM - Not Meaningful

(1)	Gain on sale of a non-core portion of a Wealth Management business.

(2)	Fair value adjustment includes payment decay and assumptions change impact.

(3)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Selected Non-Interest Income Variance Analysis

•
Service charges on deposit accounts increased by $14 million or 6% linked quarter partially due to a second quarter $12 million increase to a reserve for customer refunds stemming from a change in the NSF policy implemented in 2012.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

 Non-Interest Expense

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Salaries and employee benefits	$455	$452	$447	$438	$449	$3	0.7%	$6	1.3%
Net occupancy expense	92	92	90	97	99	—	NM	(7)	(7.1)%
Furniture and equipment expense	71	69	69	65	65	2	2.9%	6	9.2%
Professional and legal expenses	34	21	31	15	36	13	61.9%	(2)	(5.6)%
Amortization of core deposit intangible	7	7	7	20	20	—	NM	(13)	(65.0)%
Credit/checkcard expenses	11	10	9	10	15	1	10.0%	(4)	(26.7)%
Deposit administrative fee	35	37	33	34	37	(2)	(5.4)%	(2)	(5.4)%
Marketing	26	24	23	23	27	2	8.3%	(1)	(3.7)%
Loss on early extinguishment of debt	5	56	—	11	—	(51)	(91.1)%	5	NM
REIT investment early termination costs	—	—	—	42	—	—	NM	—	NM
Gain on loans held for sale, net	(5)	(11)	(6)	(10)	(17)	6	(54.5)%	12	(70.6)%
Provision (credit) for unfunded credit losses	1	(15)	5	7	(15)	16	(106.7)%	16	(106.7)%
Outside services	27	26	22	23	23	1	3.8%	4	17.4%
Other	125	116	112	127	130	9	7.8%	(5)	(3.8)%
Total non-interest expense from continuing operations	$884	$884	$842	$902	$869	$—	NM	$15	1.7%
 _________
NM - Not Meaningful

Selected Non-Interest Expense Variance Analysis

•	Professional and legal expenses increased by $13 million or 62% quarter over quarter driven by favorable settlements which occurred in the second quarter.

•	Provision expense related to unfunded commitments increased by $16 million or 107% linked quarter primarily due to a large credit that funded and subsequently resolved during the second quarter.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Components:
Allowance for loan losses (ALL)	$1,540	$1,636	$1,749	$1,919	$2,062
Reserve for unfunded credit commitments	74	73	88	83	76
Allowance for credit losses (ACL)	$1,614	$1,709	$1,837	$2,002	$2,138

Provision for loan losses	$18	$31	$10	$37	$33
Provision (credit) for unfunded credit losses	1	(15)	5	7	(15)

Net loans charged-off:
Commercial and industrial	$17	$30	$58	$17	$31
Commercial real estate mortgage—owner-occupied	20	28	25	44	42
Commercial real estate construction—owner-occupied	—	—	(1)	1	1
Total commercial	37	58	82	62	74
Commercial investor real estate mortgage	6	16	14	21	64
Commercial investor real estate construction	(1)	(2)	—	1	6
Total investor real estate	5	14	14	22	70
Residential first mortgage	13	18	22	26	35
Home equity—first lien	10	7	10	12	14
Home equity—second lien	22	22	27	31	38
Indirect	5	4	6	5	4
Consumer credit card	6	11	9	8	12
Other consumer	16	10	10	14	15
Total consumer	72	72	84	96	118
Total	$114	$144	$180	$180	$262
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.22%	0.43%	0.87%	0.27%	0.47%
Commercial real estate mortgage—owner-occupied	0.81%	1.17%	1.01%	1.72%	1.58%
Commercial real estate construction—owner-occupied	(0.03)%	(0.83)%	(1.31)%	1.28%	2.06%
Total commercial	0.37%	0.61%	0.89%	0.68%	0.80%
Commercial investor real estate mortgage	0.39%	1.02%	0.88%	1.15%	3.03%
Commercial investor real estate construction	(0.18)%	(0.54)%	0.01%	0.63%	3.03%
Total investor real estate	0.28%	0.79%	0.77%	1.09%	3.03%
Residential first mortgage	0.41%	0.56%	0.68%	0.76%	1.06%
Home equity—first lien	0.66%	0.47%	0.72%	0.91%	0.97%
Home equity—second lien	1.56%	1.53%	1.82%	1.96%	2.31%
Indirect	0.76%	0.56%	1.03%	0.86%	0.65%
Consumer credit card	3.06%	4.95%	4.20%	3.32%	5.37%
Other consumer	5.24%	3.66%	3.44%	4.51%	4.99%
Total consumer	0.99%	0.99%	1.17%	1.28%	1.57%
Total	0.60%	0.77%	0.99%	0.96%	1.38%
Non-accrual loans, excluding loans held for sale	$1,354	$1,506	$1,586	$1,681	$1,884
Non-performing loans held for sale	43	53	66	89	134
Non-accrual loans, including loans held for sale	1,397	1,559	1,652	1,770	2,018
Foreclosed properties	147	136	136	149	197
Non-performing assets (NPAs)	$1,544	$1,695	$1,788	$1,919	$2,215
Loans past due > 90 days (1)	$270	$319	$344	$363	$334
Accruing restructured loans not included in categories above (2)	$2,529	$2,591	$2,717	$2,789	$2,916
Credit Ratios:
ACL/Loans, net	2.13%	2.28%	2.48%	2.71%	2.84%
ALL/Loans, net	2.03%	2.18%	2.37%	2.59%	2.74%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.14x	1.09x	1.10x	1.14x	1.09x
Non-accrual loans, excluding loans held for sale/Loans, net	1.78%	2.01%	2.15%	2.27%	2.50%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	2.03%	2.25%	2.41%	2.59%	2.93%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	2.38%	2.68%	2.88%	3.07%	3.37%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 14 for amounts related to these loans.

(2)	See page 15 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Gross and Net NPL Migration

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Beginning Non-Performing Loans (1)	$1,506	$1,586	$1,681	$1,884	$1,915
Additions (2):
Land/Single Family/Condo Investor Real Estate	5	7	8	21	24
Income Producing Investor Real Estate	26	27	68	85	118
Total Investor Real Estate	31	34	76	106	142
Commercial	99	182	62	104	120
Business and Community	98	129	144	158	190
Consumer	(29)	(17)	(5)	(18)	11
Total Gross NPL Additions	199	328	277	350	463
Resolutions (3)	(243)	(255)	(203)	(340)	(217)
Charge-Offs (4)	(65)	(95)	(120)	(122)	(159)
Net Additions (Reductions)	(109)	(22)	(46)	(112)	87
Non-Accrual Loan Sales	(5)	(7)	(5)	(20)	(8)
Transfers to HFS	(27)	(38)	(31)	(51)	(81)
Transfers to OREO	(11)	(13)	(13)	(20)	(29)
Ending Non-Performing Loans (1)	$1,354	$1,506	$1,586	$1,681	$1,884

(1)	Does not include Loans Held for Sale.

(2)
All net activity within the consumer portfolio other than sales and transfers to held for sale is included as a single net number within the additions line, due to the relative immateriality of consumer non-accrual loans.

(3)	Includes payments and returned to accruals.

(4)	Includes charge-offs on loans on non-accrual status and charge-offs taken upon sale and transfer of non-accrual loans to held for sale.
Foreclosed Properties

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Beginning Foreclosed Properties	$136	$136	$149	$197	$214
Transfers in	64	65	60	50	70
Sales	(43)	(55)	(59)	(86)	(68)
Writedowns / Other Activity	(10)	(10)	(14)	(12)	(19)
Ending Foreclosed Properties	$147	$136	$136	$149	$197

Non-Performing Loans Held for Sale

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Beginning Non-Performing Loans Held for Sale	$53	$66	$89	$134	$202
Transfers in	27	38	31	51	81
Sales	(26)	(34)	(36)	(84)	(138)
Writedowns	—	—	(1)	—	(1)
Loan moved from HFS / Other Activity	(8)	(14)	(11)	(10)	(7)
Transfers to OREO	(3)	(3)	(6)	(2)	(3)
Ending Non-Performing Loans Held for Sale	$43	$53	$66	$89	$134
Composition of Non-Performing Loans Held for Sale

Timing of Transfer to HFS	Percent
3Q13	62.2%
2Q13	22.9%
1Q13	0.5%
2012	12.6%
2011	1.8%
Total	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

 Non-Accrual Loans (excludes loans held for sale)

	Quarter Ended
($ amounts in millions)	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012
Commercial and Industrial	$383	1.28%	$408	1.41%	$355	1.29%	$409	1.53%	$393	1.49%
Commercial Real Estate Mortgage—OO	364	3.81%	398	4.08%	420	4.28%	439	4.35%	504	4.88%
Commercial Real Estate Construction—OO	12	3.25%	15	4.38%	12	3.70%	14	4.57%	15	5.30%
Total Commercial	759	1.91%	821	2.10%	787	2.08%	862	2.33%	912	2.47%
Commercial Investor Real Estate Mortgage	276	4.92%	352	6.07%	451	7.12%	457	6.74%	560	7.12%
Commercial Investor Real Estate Construction	31	2.34%	16	1.30%	13	1.32%	20	2.21%	52	6.15%
Total Investor Real Estate	307	4.43%	368	5.25%	464	6.34%	477	6.17%	612	7.03%
Residential First Mortgage	167	1.30%	186	1.44%	201	1.56%	214	1.65%	224	1.69%
Home Equity	121	1.06%	130	1.14%	133	1.15%	128	1.08%	136	1.12%
Direct	—	0.00%	—	0.06%	—	0.06%	—	0.00%	—	0.00%
Indirect	—	0.00%	1	0.03%	1	0.03%	—	0.00%	—	0.00%
Consumer Credit Card	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Other Consumer	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Total Consumer	288	0.99%	317	1.09%	335	1.16%	342	1.17%	360	1.22%
Total Non-Accrual Loans	$1,354	1.78%	$1,506	2.01%	$1,586	2.15%	$1,681	2.27%	$1,884	2.50%
________
OO = Owner Occupied
Criticized and Classified Loans—Commercial and Investor Real Estate

	Quarter Ended
						9/30/2013		9/30/2013
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	vs. 6/30/2013		vs. 9/30/12
Special Mention	$1,035	$1,142	$1,136	$1,336	$1,707	$(107)	(9.4)%	$(672)	(39.4)%
Accruing Classified Loans	1,411	1,587	1,713	1,817	1,900	(176)	(11.1)%	(489)	(25.7)%
Non-Accruing Classified Loans	1,066	1,189	1,251	1,339	1,524	(123)	(10.3)%	(458)	(30.1)%
Total	$3,512	$3,918	$4,100	$4,492	$5,131	$(406)	(10.4)%	$(1,619)	(31.6)%
Residential Lending Net Charge-off Analysis

	Quarter Ended
	9/30/2013					6/30/2013
	First Liens			Junior Liens	Total(1)	First Liens			Junior Liens	Total(1)
	Residential	Home		Home		Residential	Home		Home
($ amounts in millions)	Mortgage	Equity	Total	Equity		Mortgage	Equity	Total	Equity
Florida
Net Charge-off %*	0.67%	1.15%	0.80%	2.56%	1.25%	0.88%	0.83%	0.86%	2.52%	1.29%
$ Losses	$7.9	$5.3	$13.2	$14.3	$27.5	$10.4	$3.8	$14.2	$14.5	$28.7
Balance	$4,707.9	$1,841.8	$6,549.7	$2,193.8	$8,743.5	$4,737.6	$1,833.0	$6,570.5	$2,276.7	$8,847.2
Original LTV	73.0%	64.7%		75.5%		72.9%	65.1%		75.6%
All Other States
Net Charge-off %*	0.26%	0.44%	0.32%	0.89%	0.44%	0.38%	0.30%	0.35%	0.87%	0.47%
$ Losses	$5.3	$4.4	$9.7	$7.4	$17.1	$7.6	$2.9	$10.5	$7.5	$18.1
Balance	$8,148.2	$4,052.3	$12,200.5	$3,261.3	$15,461.8	$8,101.4	$3,892.4	$11,993.8	$3,407.8	$15,401.5
Original LTV	74.6%	64.5%		79.0%		74.5%	65.0%		79.1%
Totals
Net Charge-off %*	0.41%	0.66%	0.49%	1.56%	0.73%	0.56%	0.47%	0.54%	1.53%	0.77%
$ Losses	$13.2	$9.7	$22.9	$21.7	$44.6	$18.0	$6.7	$24.8	$22.0	$46.8
Balance	$12,856.1	$5,894.1	$18,750.2	$5,455.1	$24,205.3	$12,838.9	$5,725.4	$18,564.3	$5,684.4	$24,248.8
Original LTV	74.0%	64.5%		77.6%		73.9%	65.0%		77.6%

(1) Total line item includes first liens on residential first mortgage and home equity, as well as junior liens on home equity.
* Annualized
Note: Home Equity origination quality continues to be solid with an average FICO of 776 and an average LTV of 59%. Property value declines continue to drive losses.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	Quarter Ended
($ amounts in millions)	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012
Commercial and Industrial	$31	0.10%	$36	0.12%	$54	0.20%	$50	0.19%	$88	0.33%
Commercial Real Estate Mortgage—OO	56	0.59%	52	0.54%	49	0.50%	77	0.76%	69	0.67%
Commercial Real Estate Construction—OO	1	0.21%	1	0.25%	2	0.62%	—	0.10%	2	0.82%
Total Commercial	88	0.22%	89	0.23%	105	0.28%	127	0.34%	159	0.43%
Commercial Investor Real Estate Mortgage	118	2.11%	60	1.04%	72	1.13%	80	1.18%	80	1.01%
Commercial Investor Real Estate Construction	4	0.27%	3	0.21%	7	0.73%	2	0.17%	40	4.73%
Total Investor Real Estate	122	1.76%	63	0.90%	79	1.08%	82	1.06%	120	1.37%
Residential First Mortgage—Non-Guaranteed (1)	176	1.41%	183	1.47%	207	1.65%	219	1.73%	236	1.83%
Home Equity	131	1.15%	133	1.16%	127	1.10%	153	1.30%	155	1.30%
Direct	8	1.03%	9	1.16%	9	1.12%	13	1.52%	13	1.48%
Indirect	39	1.35%	38	1.39%	31	1.26%	40	1.74%	36	1.61%
Consumer Credit Card	12	1.37%	10	1.18%	9	1.11%	14	1.56%	14	1.64%
Other Consumer	12	3.38%	12	3.53%	9	2.59%	11	2.95%	12	3.48%
Total Consumer (1)	378	1.31%	385	1.35%	392	1.37%	450	1.56%	466	1.60%
Total Accruing 30-89 Days Past Due Loans (1)	$588	0.78%	$537	0.72%	$576	0.78%	$659	0.89%	$745	0.99%

Accruing 90+ Days Past Due Loans	Quarter Ended
($ amounts in millions)	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012
Commercial & Industrial	$6	0.02%	$8	0.03%	$8	0.03%	$19	0.07%	$6	0.02%
Commercial Real Estate Mortgage—OO	7	0.07%	16	0.16%	9	0.09%	6	0.06%	8	0.07%
Commercial Real Estate Construction—OO	—	0.12%	—	—%	—	0.02%	—	0.03%	—	0.14%
Total Commercial	13	0.03%	24	0.06%	17	0.05%	25	0.07%	14	0.04%
Commercial Investor Real Estate Mortgage	15	0.27%	24	0.41%	25	0.39%	11	0.16%	7	0.10%
Commercial Investor Real Estate Construction	1	0.07%	—	0.03%	—	0.02%	—	0.05%	1	0.08%
Total Investor Real Estate	16	0.23%	24	0.34%	25	0.34%	11	0.15%	8	0.09%
Residential First Mortgage—Non-Guaranteed (2)	149	1.19%	178	1.42%	203	1.62%	220	1.73%	226	1.73%
Home Equity	72	0.64%	75	0.66%	79	0.68%	87	0.74%	69	0.57%
Direct	2	0.16%	1	0.15%	1	0.15%	1	0.16%	1	0.16%
Indirect	4	0.15%	3	0.13%	3	0.13%	3	0.12%	2	0.10%
Consumer Credit Card	12	1.27%	11	1.27%	14	1.60%	14	1.56%	12	1.26%
Other Consumer	2	0.47%	3	0.63%	2	0.73%	2	0.51%	2	0.54%
Total Consumer (2)	241	0.83%	271	0.95%	302	1.06%	327	1.13%	312	1.07%
Total Accruing 90+ Days Past Due Loans (2)	$270	0.36%	$319	0.43%	$344	0.47%	$363	0.49%	$334	0.45%

OO = Owner Occupied

(1)
Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 30-89 days past due guaranteed loans excluded were $18 million at 9/30/13, $20 million at 6/30/13, $17 million at 3/31/13, $16 million at 12/31/12, and $18 million at 9/30/12.

(2)
Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $97 million at 9/30/13, $96 million at 6/30/13, $98 million at 3/31/13, $87 million at 12/31/12, and $71 million at 9/30/12.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Troubled Debt Restructurings

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Current:
Commercial	$428	$426	$486	$462	$495
Investor Real Estate	599	721	763	844	911
Residential First Mortgage	894	898	891	867	847
Home Equity	337	343	354	356	372
Consumer Credit Card	2	1	1	—	—
Other Consumer	28	31	34	37	41
Total Current	2,288	2,420	2,529	2,566	2,666
Accruing 30-89 DPD:
Commercial	17	18	25	38	51
Investor Real Estate	88	26	27	29	44
Residential First Mortgage	104	91	105	117	118
Home Equity	29	33	28	35	33
Other Consumer	3	3	3	4	4
Total Accruing 30-89 DPD	241	171	188	223	250
Total Accruing and <90 DPD	2,529	2,591	2,717	2,789	2,916
Non-accrual or 90+ DPD:
Commercial	283	302	289	291	308
Investor Real Estate	174	208	278	251	368
Residential First Mortgage	161	177	191	201	209
Home Equity	31	31	34	37	33
Total Non-accrual or 90+DPD	649	718	792	780	918
Total TDRs	$3,178	$3,309	$3,509	$3,569	$3,834

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Reconciliation to GAAP Financial Measures—Continuing Operations
Efficiency Ratios and Fee Income Ratios
The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	3Q13 vs. 2Q13		3Q13 vs. 3Q12
Continuing Operations
Non-interest expense (GAAP)		$884	$884	$842	$902	$869	$—	NM	$15	1.7%
Adjustments:
REIT investment early termination costs		—	—	—	(42)	—	—	NM	—	NM
Loss on early extinguishment of debt		(5)	(56)	—	(11)	—	51	(91.1)%	(5)	NM
Adjusted non-interest expense (non-GAAP)	A	$879	$828	$842	$849	$869	$51	6.2%	$10	1.2%
Net interest income (GAAP)		$824	$808	$798	$818	$817	$16	2.0%	$7	0.9%
Taxable-equivalent adjustment		14	13	13	13	13	1	7.7%	1	7.7%
Net interest income, taxable-equivalent basis		838	821	811	831	830	17	2.1%	8	1.0%
Non-interest income (GAAP)		495	497	501	536	533	(2)	(0.4)%	(38)	(7.1)%
Adjustments:
Securities gains, net		(3)	(8)	(15)	(12)	(12)	5	(62.5)%	9	(75.0)%
Gain on sale of other assets(1)		(24)	—	—	—	—	(24)	NM	(24)	NM
Adjusted non-interest income (non-GAAP)	B	468	489	486	524	521	(21)	(4.3)%	(53)	(10.2)%
Adjusted total revenue (non-GAAP)	C	$1,306	$1,310	$1,297	$1,355	$1,351	$(4)	(0.3)%	$(45)	(3.3)%
Adjusted efficiency ratio (non-GAAP)	A/C	67.3%	63.1%	64.9%	62.7%	64.3%
Adjusted fee income ratio (non-GAAP)	B/C	35.9%	37.3%	37.5%	38.7%	38.6%
_________
NM - Not Meaningful
(1) Gain on sale of a non-core portion of a Wealth Management business.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Reconciliation to GAAP Financial Measures
Return Ratios, Tangible Common Ratios, Capital
The following tables provide calculations of “return on average assets from continuing operations”, “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), Tier 1 capital (regulatory) and “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations. In connection with the Company’s Comprehensive Capital Analysis and Review (“CCAR”), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not prescribed in amount by federal banking regulations (under Basel I), analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measures. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or prescribed in any amount by federal banking regulations (under Basel I), these measures are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP). Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Net income available to common shareholders (GAAP)	D	$285	$259	$327	$261	$301
REIT investment early termination costs, net of tax(1)		—	—	—	38	—
Adjusted income available to common shareholders (non-GAAP)	E	$285	$259	$327	$299	$301
Net income available to common shareholders (GAAP)	D	$285	$259	$327	$261	$301
Income (loss) from discontinued operations, net of tax (GAAP)		—	(1)	2	(12)	(11)
Income from continuing operations available to common shareholders (GAAP)	F	285	260	325	273	312
REIT investment early termination costs, net of tax from continuing operations (1)		—	—	—	38	—
Adjusted income from continuing operations available to common shareholders (non-GAAP)	G	$285	$260	$325	$311	$312
RETURN ON AVERAGE ASSETS FROM CONTINUING OPERATIONS
Average assets (GAAP)—continuing operations	H	$116,917	$118,248	$119,123	$121,036	$121,531
Return on average assets from continuing operations (GAAP)(2)	F/H	0.97%	0.88%	1.11%	0.90%	1.02%
Adjusted return on average assets from continuing operations (non-GAAP)(2)	G/H	0.97%	0.88%	1.11%	1.02%	1.02%
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$15,317	$15,644	$15,552	$15,265	$14,663
Less:
Average intangible assets (GAAP)		5,129	5,141	5,154	5,170	5,195
Average deferred tax liability related to intangibles (GAAP)		(188)	(188)	(190)	(193)	(198)
Average preferred equity (GAAP)		460	468	476	321	—
Average tangible common stockholders’ equity (non-GAAP)	I	$9,916	$10,223	$10,112	$9,967	$9,666
Return on average tangible common stockholders’ equity (non-GAAP)(2)	D/I	11.41%	10.15%	13.12%	10.42%	12.39%
Adjusted return on average tangible common stockholders’ equity (non-GAAP)(2)	E/I	11.41%	10.15%	13.12%	11.93%	12.39%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Return Ratios, Tangible Common Ratios, Capital (Continued)

		As of and for Quarter Ended
($ amounts in millions, except per share data)		9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
TANGIBLE COMMON RATIOS—CONSOLIDATED
Stockholders’ equity (GAAP)		$15,489	$15,329	$15,740	$15,499	$14,901
Less:
Preferred equity (GAAP)		458	466	474	482	—
Intangible assets (GAAP)		5,123	5,134	5,147	5,161	5,181
Deferred tax liability related to intangibles (GAAP)		(189)	(187)	(189)	(191)	(195)
Tangible common stockholders’ equity (non-GAAP)	J	$10,097	$9,916	$10,308	$10,047	$9,915
Total assets (GAAP)		$116,864	$118,707	$119,718	$121,347	$121,798
Less:
Intangible assets (GAAP)		5,123	5,134	5,147	5,161	5,181
Deferred tax liability related to intangibles (GAAP)		(189)	(187)	(189)	(191)	(195)
Tangible assets (non-GAAP)	K	$111,930	$113,760	$114,760	$116,377	$116,812
Shares outstanding—end of quarter	L	1,378	1,395	1,413	1,413	1,413
Tangible common stockholders’ equity to tangible assets (non-GAAP)	J/K	9.02%	8.72%	8.98%	8.63%	8.49%
Tangible common book value per share (non-GAAP)	J/L	$7.32	$7.11	$7.29	$7.11	$7.02
TIER 1 COMMON RISK-BASED RATIO(3) —CONSOLIDATED
Stockholders’ equity (GAAP)		$15,489	$15,329	$15,740	$15,499	$14,901
Accumulated other comprehensive (income) loss		411	478	12	(65)	(202)
Non-qualifying goodwill and intangibles		(4,804)	(4,812)	(4,819)	(4,826)	(4,836)
Disallowed deferred tax assets		—	—	—	(35)	(238)
Disallowed servicing assets		(30)	(30)	(37)	(33)	(33)
Qualifying non-controlling interests		—	—	93	93	93
Qualifying trust preferred securities		—	3	501	501	846
Tier 1 capital (regulatory)		$11,066	$10,968	$11,490	$11,134	$10,531
Qualifying non-controlling interests		—	—	(93)	(93)	(93)
Qualifying trust preferred securities		—	(3)	(501)	(501)	(846)
Preferred stock		(458)	(466)	(474)	(482)	—
Tier 1 common equity (non-GAAP)	M	$10,608	$10,499	$10,422	$10,058	$9,592
Risk-weighted assets (regulatory)	N	95,415	94,640	92,787	92,811	91,723
Tier 1 common risk-based ratio (non-GAAP)	M/N	11.1%	11.1%	11.2%	10.8%	10.5%

(1)
In the fourth quarter of 2012, Regions entered into an agreement with a third party investor in Regions Asset Management Company, Inc., pursuant to which the investment was fully redeemed. This resulted in extinguishing a $203 million liability, including accrued, unpaid interest, as well as incurring early termination costs of approximately $42 million on a pre-tax basis ($38 million after tax).

(2)	Annualized

(3)	Current quarter amounts and the resulting ratio are estimated.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Statements of Discontinued Operations (unaudited)
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. In connection with the agreement, the results of the entities sold are reported as discontinued operations. The following table represents the unaudited condensed results of operations for discontinued operations.

	Quarter Ended
($ amounts in millions)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Non-interest income:
Gain on sale	$—	$—	$—	$3	$1
Other	—	—	—	5	—
Total non-interest income	—	—	—	8	1
Non-interest expense:
Professional and legal fees	3	1	(5)	27	19
Other	(2)	1	1	—	1
Total non-interest expense	1	2	(4)	27	20
Income (loss) from discontinued operations before income tax	(1)	(2)	4	(19)	(19)
Income tax expense (benefit)	(1)	(1)	2	(7)	(8)
Income (loss) from discontinued operations, net of tax	$—	$(1)	$2	$(12)	$(11)
Weighted-average shares outstanding—during quarter (1):
Basic	1,388	1,401	1,413	1,413	1,414
Diluted	1,388	1,401	1,423	1,413	1,414
Earnings (loss) per common share from discontinued operations:
Basic	$(0.00)	$(0.00)	$0.00	$(0.01)	$(0.01)
Diluted	$(0.00)	$(0.00)	$0.00	$(0.01)	$(0.01)
 _________

(1)	In a quarter where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.

•
Current developments in recent litigation against the Board of Governors of the Federal Reserve System could result in possible reductions in the maximum permissible interchange fee that an issuer may receive for electronic debit transactions and/or the possible expansion of providing merchants with the choice of multiple unaffiliated payment networks for each transaction, each of which could negatively impact the income Regions currently receives with respect to those transactions.

•	Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

•
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates could also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.

•	Possible adverse changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•	Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.

•	Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions’ business model or products and services.

•
Regions’ ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of Regions’ comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.

•	Possible stresses in the financial and real estate markets, including possible deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Cyber-security risks, including “denial of service,” “hacking” and “identity theft,” that could adversely affect our business and financial performance, or our reputation.

•	Regions’ ability to keep pace with technological changes.

•
Regions’ ability to effectively identify and manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, regulatory risk, and compliance risk.

•	Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

•
The reputational damage, cost and other effects of material contingencies, including litigation contingencies, and negative publicity, fines, penalties, and other negative consequences from any adverse judicial, administrative or arbitral rulings or proceedings, regulatory violations and legal actions.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Regions’ ability to identify and address data security breaches.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes, and the effects of man-made disasters.

•	Possible downgrades in ratings issued by rating agencies.

•	Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.

•	The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

•	Regions’ ability to receive dividends from its subsidiaries.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Third Quarter 2013 Earnings Release

•	The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

•	Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

•	The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2012 and the “Forward-Looking Statements” section of Regions’ Quarterly Report on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, as filed with the Securities and Exchange Commission.
The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.